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Exhibit 10.33

AMENDMENT TWO
TO SALES ALLIANCE AGREEMENT

        THIS AMENDMENT TWO TO SALES ALLIANCE AGREEMENT (this "Amendment") is made and entered into as of the 1st day of December, 2003, by and between Software Spectrum, Inc., successor-in-interest to CorpSoft, Inc., with its principal office at 2140 Merritt Drive, Garland, Texas 75041 (herein referred to as "Spectrum"), and Intraware, Inc., with its principal office at 25 Orinda Way, Orinda, California 94563 (herein referred to as "Intraware").

        WHEREAS, Spectrum and Intraware are parties to that certain Sales Alliance Agreement dated June 28, 2001, as amended April 1, 2003 (the "Agreement");

        WHEREAS, Spectrum and Intraware desire to extend the scope of the Agreement to include the Websense, Inc. ("Websense") software products listed in Exhibit A to this Amendment ("Websense Products"); and

        WHEREAS, Spectrum and Intraware have agreed, in accordance with Section 17.6 of the Agreement, to amend the Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, in consideration of the mutual covenants herein set forth and other good and valuable consideration, the parties hereto do hereby agree as follows:

        1.     Definitions.    Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

        2.     Inclusion in Scope.    Spectrum is party to a reseller agreement to market and sell the Websense Products (the "Websense Agreement"). Intraware and Spectrum hereby agree to include the Websense Products in the scope of the Agreement, in addition to Sun ONE (previously iPlanet) software. Spectrum hereby appoints Intraware to obtain purchase orders for Websense Products from Qualified Customers worldwide (the "Websense Territory"). It is the parties' intent that the Websense Products and Websense Territory, as those terms are used herein, conform with the corresponding provisions in the Websense Agreement. If such corresponding provisions in the Websense Agreement change, Spectrum shall so notify Intraware and the parties will adjust this Amendment accordingly. The parties hereto acknowledge and agree that attached hereto as Exhibit B is a list of Spectrum's existing Websense customers as of the date of this Amendment and that such list constitutes proprietary and confidential information of Spectrum which is subject to the provisions of the Mutual Non-Disclosure Agreement dated May 10, 2001, between Spectrum, as successor-in-interest to CorpSoft, Inc., and Intraware. Intraware shall not use such customer list except to perform sales activities in accordance with the Agreement.

        3.     SubscribeNet Fee.    In Exhibit B (Compensation) to the Agreement, under the heading "SubscribeNet Fee," the first sentence is replaced with the following:

  As a fee for the SubscribeNet service, Spectrum shall pay to Intraware **** percent of the **** from sales of Sun Software, and **** percent of the **** from sales of Websense Products, during the term of the Agreement.

        4.     Applicability of Terms of Agreement.    To the extent reasonable and appropriate to accomplish the intent of the parties hereunder, and except as otherwise provided in this Amendment: (a) all terms and conditions of the Agreement shall apply to Websense Products as such apply to iPlanet, Sun ONE or Sun Software; (b) references in the Agreement to iPlanet, Sun ONE or Sun Software shall be deemed to include Websense Products; and (c) references to the iPlanet Agreement shall be deemed to include the Websense Agreement. Notwithstanding the foregoing, the parties acknowledge that (i) Spectrum has an existing Websense Agreement, (ii) Intraware does not have experience selling Websense Products or an established base of Websense customers or prospects, and (iii) any performance by Intraware of its obligations under Section 9.3 of the Agreement with respect to

Websense Products shall be subject to the execution by Intraware and Websense of an agreement authorizing Intraware's electronic delivery of Websense Products.

        5.     Term.    This Amendment shall become effective on the date of its execution, and shall continue until June 30, 2004 (the "Websense Trial Period"). If, at the end of the Websense Trial Period, Spectrum has failed to achieve both (a) **** percent growth in **** on its total sales of Websense, measured between the Websense Trial Period and the same period one year earlier, and (b) **** percent average **** on sales of Websense under this Agreement, Spectrum may terminate this Amendment upon written notice to Intraware. Spectrum shall include with such notice supporting financial documentation reasonably substantiating its failure to achieve (a) and (b) above, the accuracy of which documentation shall be certified in writing by Spectrum. In the event of such termination, Intraware agrees that the customers listed on Exhibit B hereto shall remain the customers of Spectrum following the termination. If, at the end of the Websense Trial Period, Spectrum does not terminate this Amendment, this Amendment shall continue in force for the duration of the Agreement, as such may be extended from time-to-time.

        6.     Notice.    Any notice, demand, acknowledgement or other communication which under the terms of the Agreement must be given or made in writing may be (a) sent via facsimile transmission (if, followed-up with a written notice sent via mail), or (b) sent via certified or registered mail, postage paid, to the respective parties as follows:

    if to Spectrum:

    Software Spectrum, Inc.
    2140 Merritt Drive
    Garland, TX 75041
    Attention: Vice President—Marketing and Business Development

    with a copy to:

    Software Spectrum, Inc.
    2140 Merritt Drive
    Garland, TX 75041
    Attention: Vice President and General Counsel

    if to Intraware:

    Intraware, Inc.
    25 Orinda Way
    Orinda, CA 94563
    Attention: General Counsel

        7.     Enforceability.    Each of the parties hereto hereby acknowledge and agree that all of the provisions of the Agreement, as amended hereby, are in full force and effect.

        8.     No Other Amendment.    Except as expressly provided herein, the Agreement remains in full force and effect without modification. This Amendment, together with exhibits hereto, shall be deemed a part of, and is hereby incorporated into, the Agreement.

        9.     Counterparts.    This Amendment may be executed in one or more counterparts and shall become effective when one or more counterparts have been signed by all of the parties; each counterpart shall be deemed an original, but all counterparts shall constitute a single instrument.

(Signature Page Follows)

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SOFTWARE SPECTRUM, INC.
By:	/s/ MICHAEL J. ANDERSON
	Name:	Michael J. Anderson
	Title:	Director, Vendor Relations
	Date:	2/4/04
INTRAWARE, INC.
By:	/s/ WENDY NIETO
	Name:	Wendy Nieto
	Title:	CFO
	Date:	2/9/04

EXHIBIT A

Websense Products

EXHIBIT B

Pre-Existing Customers

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AMENDMENT TWO TO SALES ALLIANCE AGREEMENT